Employee and Director Benefit Plans	12 Months Ended
Dec. 31, 2015
Postemployment Benefits [Abstract]
Employee and Director Benefit Plans

Note 17 - Employee and Director Benefit Plans

Employees’ 401(k) Retirement Plan

The Company has established an associate tax deferred savings plan under Section 401(k) of the Internal Revenue Code of 1986. All associates are eligible to make elective deferrals on the first day of the calendar month coincident or next following the date the associate attains the age of 18, completes one year of eligibility service and completes at least 1,000 hours of service and is 100% vested in the plan once they enroll.

The Company’s annual contribution to the plan was $319,340 in 2015, $330,448 in 2014 and $317,281 in 2013, determined as follows:

•	The Company will contribute a safe harbor matching contribution in an amount equal to: (i) 100% of the matched employee contributions that are not in excess of 3% of compensation, plus (ii) 50% of the amount of the matched employee contributions that exceed 3% of compensation, but do not exceed 5% of compensation.

•	A discretionary contribution, subject to approval by the Board of Directors, limited to an amount not to exceed the maximum amount deductible for income tax purposes.

Employee Stock Ownership Plan

During the first quarter of 2014, the board of directors of the Company voted to terminate the ESOP effective March 1, 2014. As of February 28, 2014, the ESOP held 740,530 shares, or 9.95% of the Company’s total outstanding shares of common stock, of which 252,446 shares were unallocated to participants in the ESOP.

The Company originally made a term loan to the ESOP in 1999. In addition, the Company established a $500,000 line of credit to the ESOP in 2010 and established a second $500,000 line of credit to the ESOP in 2013. The ESOP used the proceeds of the term loan and lines of credit to purchase shares of the Company’s common stock for the benefit of qualified employees. The unallocated shares of stock held by the ESOP were pledged as collateral for the term loan and lines of credit. As debt payments were made on the term loan and lines of credit, unallocated shares associated with those debt payments were released to the ESOP and allocated among participants.

In connection with the termination of the ESOP, the ESOP trustees transferred the 252,446 remaining unallocated shares to the Company in partial satisfaction of the outstanding balance on the term loan and lines of credit. The fair value of these unallocated shares was insufficient to repay the term loan and lines of credit in full. As a result, the Company expensed the remaining balance of $8,600. Upon the transfer of the unallocated shares to the Company, these shares were cancelled and returned to the Company’s pool of authorized but unissued shares of common stock.

The Company filed a request for a favorable determination letter from the Internal Revenue Service as to the tax-qualified status of the ESOP on its termination.

The Company received the favorable determination letter dated September 5, 2014 from the Internal Revenue Service and during the fourth quarter all shares under the ESOP were distributed to the participants.

The Company did have expense of approximately 2% of eligible compensation as a contribution to the ESOP Plan during the first part of 2014, the same as 2013. Expenses of $45,693 and $223,283 during the years ended December 31, 2014 and 2013, respectively, were incurred in connection with the ESOP.

The ESOP had a put option that allowed the employee to put their shares back to the Company. At December 31, 2014, the Company had a liability set aside at fair value in the amount of approximately $561,000 for shares that can be put back to the Company during the first half of 2015. The put option has expired and there will no longer be a liability for the Company. This liability that had been reclassified from additional paid in capital and was presented separately on the Company’s balance sheet, has now been returned to additional paid in capital.

Supplemental Executive Retirement Plan

The Company has implemented a non-qualifying deferred compensation plan for certain executive officers. Certain of the plan benefits will accrue and vest during the period of employment and will be paid in fixed monthly benefit payments for up to ten years upon separation from service. The plan also provides for payment of death benefits and for payment of disability benefits in the event the officer becomes permanently disabled prior to separation from service.

Effective December 31, 2008, this plan was amended and restated to comply with Section 409A of the Internal Revenue Code. The participants’ account liability balances as of December 31, 2008 could be transferred into a trust fund, where investments will be participant-directed.

The plan is structured as a defined contribution plan and the Company’s expected annual funding contribution for the participants has been calculated through the participant’s expected retirement date. Under terms of the agreement, the Company has reserved the absolute right, at its sole discretion, to either fund or refrain from funding the plan. The plan also provides for payment of death benefits and for payment of disability benefits in the event the officer becomes permanently disabled prior to separation from service.

During 2015, 2014 and 2013, $331,800, $316,800 and $336,800, respectively was expensed each year for benefits provided under the plans. The liability accrued for deferred compensation under the plan amounted to $3.7 million and $3.3 million at December 31, 2015 and 2014, respectively.

Split-Dollar Life Insurance

The Company has entered into Life Insurance Endorsement Method Split-Dollar Agreements with certain officers. Under these agreements, upon death of the officer, the Company first recovers the cash surrender value of the contract and then shares the remaining death benefits from insurance contracts, which are written with different carriers, with the designated beneficiaries of the officers. The death benefit to the officers’ beneficiaries is a multiple of base salary at the time of the agreements. The Company, as owner of the policies, retains an interest in the life insurance proceeds and a 100% interest in the cash surrender value of the policies. During 2015 and 2014, the expense associated with these policies was $86,346 and $112,176 respectively.

Stock Grant Plan

During 2015, the Company adopted the 2015 Stock Grant Plan (“SGP”), under which the Company, at their own discretion, may choose to make grants or awards of Uwharrie Capital Corp common stock (the “Common Stock”) to employees, directors or independent contractors of the Company or its subsidiaries as an alternate form of compensation or as a performance bonus. Shares of Common Stock to be used for Stock Grants under this Plan will be outstanding shares purchased by a revocable trust formed by the Company (the “Trust”). The Participant will be 100% vested in the shares purchased on their behalf as soon as the Trust’s purchase is completed. The Company recognizes expense for the value of the shares at the time they are purchased by the Trust. The SGP allows for 510,000 shares to be granted and at December 31, 2015, the availability under the SGP was 491,994 shares. During 2015 there were 16,840 shares granted at an expense of $54,000.